UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2017

Moody National REIT II, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55778	47-1436295
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6363 Woodway Drive, Suite 110

Houston, Texas 77057

(Address of principal executive offices, including zip code)

(713) 977-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01.        Regulation FD Disclosure.

On December 22, 2017, Moody National REIT II, Inc. (the “Company”) mailed a letter to its stockholders and distributed a letter to broker-dealers participating in the Company’s continuous public offering (the “Offering”) regarding the suspension of sales of Class A, Class D, Class I and Class T shares of the Company’s common stock (collectively, the “Shares”) in the Offering, including the suspension of the Company’s distribution reinvestment plan (the “DRP”) and the suspension of the Company’s share repurchase program (the “SRP”), as described under Item 8.01 below. Copies of the stockholder letter and the participating broker-dealer letter are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

Item 8.01.	Other Events.

Offering Changes

In order to respond to current market conditions, the board of directors of the Company (the “Board”) has authorized the Company to implement the following changes (the “Offering Changes”) to the Offering and the compensation paid to Moody National Advisor II, LLC, the Company’s Advisor (the “Advisor”):

•

Going forward, (i) the Company intends to reduce the selling commission on the Company’s Class A shares from 7% of the sales price to 6% of the sales price and (ii) the Advisor or its affiliates (other than the Company) intends to pay all selling commissions, dealer manager fees and stockholder servicing fees for the Shares in the Offering.

•

The acquisition fee payable to the Advisor will be increased to allow the advisor to recoup certain of the amounts expended in the payment of such selling commissions, dealer manager fees and stockholder servicing fees; provided, however, that payment of a certain amount of the increased portion of any acquisition fee will be delayed for approximately 12 months after the implementation of the foregoing changes.

Implementation of the Offering Changes remains subject to regulatory approvals, and there can be no assurance that such approvals will be obtained.

Suspension of Offering

In light of the planned Offering Changes, the Board has unanimously approved the suspension of sales of Shares in the Offering, effective December 26, 2017 and continuing until such time as the Board may approve the resumption of sales under the Offering. The Company anticipates resuming sales under the Offering in connection with the implementation of the Offering Changes, which the Company anticipates will be in January 2018.

Suspension of Distribution Reinvestment Plan

Pursuant to the terms of the DRP, the Board may amend, suspend or terminate the DRP for any reason at any time upon ten days’ written notice to the Company’s stockholders that have elected to participate in the DRP. In light of the planned Offering Changes and in accordance with such provisions, the Board has unanimously approved the suspension of the DRP. Such suspension will go into effect on January 1, 2018 and will continue until such time as the Board may approve the resumption of the DRP. The Company anticipates reinstating the DRP in connection with the implementation of the Offering Changes.

Suspension of Share Repurchase Program

Pursuant to the terms of the SRP, the Board, in its sole discretion, may amend, suspend, reduce, terminate or otherwise change the SRP upon ten days’ prior notice to the Company’s stockholders. In light of the planned Offering Changes, the Board has unanimously approved the suspension of the SRP. Such suspension will go into effect on January 1, 2018 and will continue until such time as the Board may approve the resumption of the SRP. The Company anticipates reinstating the SRP in connection with the implementation of the Offering Changes.

Item 9.01.        Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Moody National REIT II, Inc. Letter to Stockholders dated December 22, 2017

99.2	Moody National REIT II, Inc. Letter to Participating Broker-Dealers dated December 22, 2017

Safe Harbor Statement

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will,” “may,” “plans,” “intends,” “expects” or other similar words or expressions. These statements are based on the Company’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward looking statements; the Company can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, some or all of the assumptions underlying any forward-looking statements may not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, regulatory approval of the proposed Offering Changes, market reaction to the proposed Offering Changes, management’s ability to implement the proposed Offering Changes, changes to laws, regulations, generally accepted accounting principles, policies and rules applicable to real estate income trusts and the factors specified in in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as well as in the Company’s other filings with the Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to the Company on the date of this report and the Company is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOODY NATIONAL REIT II, INC.

By:	/s/ Brett C. Moody
Brett C. Moody Chief Executive Officer and President

Date:  December 22, 2017